UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2017

MICROBOT MEDICAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19871	94-3078125
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5 Hamada St.

Yokneam 2069204, Israel

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 938-5561

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 1.01	Entry Into a Material Definitive Agreement.

On May 10, 2017, Microbot Medical Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Alpha Capital Anstalt (“Alpha Capital”), pursuant to which the Company agreed to issue 3,255 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), in exchange for the full satisfaction, termination and cancellation of that outstanding 6% convertible promissory note of the Company in the principal amount of $2,028,767, issued on November 28, 2016 and held by Alpha Capital (the “Convertible Note”).

The Exchange Agreement contains customary representations and warranties and usual and customary affirmative and negative covenants.

The foregoing description of the Exchange Agreement is not complete and is subject to and qualified in its entirety by reference to the Exchange Agreement and the Certificate of Designation (as described below), copies of which are attached as Exhibit 10.1 and 3.1, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Effective as of May 10, 2017, the Company issued 3,255 shares of Preferred Stock to Alpha Capital pursuant to the Exchange Agreement.

The issuance of the 3,255 shares of Preferred Stock was exempt from registration under Section 4(a)(2) and/or 3(a)(9) under the Securities Act of 1933, as amended, and the rules promulgated thereunder.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03. On May 10, 2017, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock with the Secretary of State of the State of Delaware, authorizing and establishing the rights, preferences, and privileges of the Preferred Stock (the “Certificate of Designation”).

Each share of Preferred Stock is convertible, at any time and from time to time, into 1,000 shares of Common Stock, subject to customary adjustments for stock dividends, stock splits and other fundamental transactions, and are further subject to a beneficial ownership limitation of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Preferred Stock. The Preferred Stock have no voting rights, except as may be required by law or for limited purposes specified in the Certificate of Designation. The Preferred Stock is the same series of securities as the Company’s existing Series A Convertible Preferred Stock issued in December 2016.

A copy of the Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock

10.1	Securities Exchange Agreement, dated May 10, 2017, by and between Microbot Medical Inc. and Alpha Capital Anstalt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chairman, President and Chief Executive Officer

Date: May 11, 2017